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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) November 14, 2002

                        NOBEL LEARNING COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-1003                 22-2465204
-------------------------------  --------------------------  ------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
                                                             Identification No.)


1615 West Chester Pike
West Chester, PA                                                     19382
                                                                 --------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (484) 947-2000
                                                    --------------

                                       N/A
================================================================================
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

       On November 14, 2002, Nobel Learning Communities, Inc. issued a press release announcing developments with respect to its proposed merger with Socrates Acquisition Corporation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits.

Exhibit 99.1 Press Release issued by Nobel Learning Communities, Inc. on November 14, 2002 announcing developments with respect to the proposed merger.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NOBEL LEARNING COMMUNITIES, INC.


Date:  November 15, 2002                  By: /s/ A.J. Clegg
                                          ----------------------------------
                                          A.J. Clegg
                                          Chairman and Chief Executive Officer


                                  Exhibit Index

Exhibit No.     Description
----------      -----------

99.1 Press Release issued by Nobel Learning Communities, Inc. on November 14, 2002 announcing developments with respect to the proposed merger.